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                     CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:    Structured Asset Securities Corporation    POLICY NUMBER:  36874
                Mortgage Pass-Through Certificates, Series 2001-17
                $30,924,000 Class A4 Certificates


     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Wells Fargo Bank Minnesota, National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of any REMIC, the Trust Fund or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). This Policy will not provide credit enhancement for any Class of Certificates other than the Class A4 Certificates and their Components.

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.


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     The Insurer will pay any other amount payable hereunder no later than
12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Trust Agreement, dated as of November 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee, without regard to any amendment or supplement thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City, Columbia, Maryland or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Class A4 Guaranteed Distributions" means (a) for any Distribution Date,
(i) the sum of the Accrued Certificate Interest for each Component of the Class A4 Certificates for such Distribution Date including any Net Prepayment Interest Shortfalls relating to prepayments and any Relief Act Reductions allocable to such Components of the Class A4 Certificates on such Distribution Date that are not covered by the Class A4 Reserve Fund, and (ii) the amount of any Realized Loss allocated to the Components of the Class A4 Certificates on such Distribution Date, and (b) for the Final Scheduled Distribution Date, the Class Principal Amount of the Class A4 Certificates to the extent unpaid on the Final Scheduled Distribution Date.

     "Deficiency Amount" means with respect to any Distribution Date, the excess, if any, of Class A4 Guaranteed Distributions over the Available Distribution Amount for Pool 1, Pool 3 and Pool 4 available to the Class A4 Certificateholders.




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     "Insured Payment" means (a) as of any Distribution Date, any Deficiency
Amount and (b) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "Owner" means each Class A4 Certificateholder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the related Certificates to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.





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     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 30th day of November, 2001.



                                                 MBIA INSURANCE CORPORATION


                                                 By /s/ Gary C. Dunton
                                                   ---------------------------
                                                   President


                                                 Attest:


                                                 By /s/ Amy R. Gonch
                                                   ---------------------------
                                                   Assistant Secretary





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                                   EXHIBIT A

                       TO CERTIFICATE GUARANTY INSURANCE
                             POLICY NUMBER: 36874

                       NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 36874


State Street Bank and Trust Company, N.A., as Fiscal Agent
     for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
     Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

     The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
36874 (the "Policy") issued by the Insurer in respect of the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-17 $30,924,000 Class A4 Certificates (the "Obligations"), that:

          (a) the Trustee is the trustee under the Trust Agreement, dated as of November 1, 2001, between Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee, without regard to any amendment or supplement thereto.

          (b) the amount due under clause (a) of the definition of Class A4
     Guaranteed Distributions for the Distribution Date occurring on [       ]
     the "Applicable Distribution Date") is $[          ];

          (c) the amount due under clause (b) of the definition of Class A4 Guaranteed Distributions for the Applicable Distribution Date is
     $[       ];

          (d) the sum of the amounts listed in paragraphs (b) and (c) is
     $[       ];

          (e) the Available Distribution Amount available to the Class A4
     Certificateholders for the Applicable Distribution Date is $[         ];


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          (f) the excess of the amount listed in paragraph (d) over the amount
     listed in paragraph (e) above is $[         ] (the "Deficiency Amount");

          (g) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is
     $[         ] (the "Preference Amount");

          (h) the total Insured Payment due is $[     ], which amount equals the
     sum of the Deficiency Amount and the Preference Amount;

          (i) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (f) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (g) above to be applied to the payment of any Preference Amount; and

          (j) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [TRUSTEE'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the [            ] day of [            ], [          ].


                                                  [NAME OF TRUSTEE], as Trustee


                                                  By____________________________
                                                  Title_________________________




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